Exhibit 99.1

CLARIVATE ADOPTS TAX BENEFITS PRESERVATION PLAN TO PROTECT
AVAILABILITY OF NET OPERATING LOSSES

LONDON – December 22, 2022 – Clarivate Plc (NYSE: CLVT) today announced that its Board of Directors adopted a tax benefits preservation plan (the “Tax Benefits Preservation Plan”) designed to protect the availability of Clarivate’s U.S. net operating loss carryforwards (“NOLs”) and certain other U.S. tax attributes, which can be utilized in certain circumstances to offset future U.S. tax liabilities. As of September 30, 2022, Clarivate estimates that it had U.S. federal net operating loss and interest carryforwards in excess of $1.0 billion.

The Tax Benefits Preservation Plan will expire on October 31, 2023, unless terminated earlier in accordance with its terms.

Clarivate’s ability to use these NOLs and other tax attributes would be substantially limited if it experienced an “ownership change” within the meaning of Section 382 of the Internal Revenue Code. In general, a company would undergo an ownership change if its “5% shareholders” (determined under Section 382) increased their ownership of such company’s stock by more than 50 percentage points over a rolling three-year period. The Tax Benefits Preservation Plan is intended to reduce the likelihood of such an ownership change at Clarivate by deterring any person or group that would be treated as a 5% shareholder from acquiring beneficial ownership of 4.9% or more of Clarivate’s outstanding ordinary shares or other acquisitions that cause a person to be the owner of 4.9% or more of Clarivate’s stock for tax purposes, and deterring existing shareholders who currently meet or exceed this ownership threshold from acquiring additional Clarivate stock.

The Tax Benefits Preservation Plan is similar to those adopted by other public companies with significant U.S. NOLs and other tax attributes. The Tax Benefits Preservation Plan is not designed to prevent any action that the Board determines to be in the best interest of Clarivate and its shareholders, and it will help to ensure that the Board of Directors remains in the best position to discharge its fiduciary duties.

Pursuant to the Tax Benefits Preservation Plan, Clarivate will issue, by means of a dividend, one preferred share purchase right (the “Rights”) for each outstanding Clarivate ordinary share held by shareholders of record at the close of business on January 1, 2023. The distribution of the Rights is not taxable to Clarivate’s shareholders. Under the Tax Benefits Preservation Plan, the Rights will initially trade with Clarivate’s ordinary shares and will generally become exercisable only if a person or group that would be treated as a 5% shareholder acquires, as measured for tax purposes, either (i) 4.9% or more of Clarivate’s outstanding ordinary shares or (ii) 4.9% or more (by value) of the company’s capital stock. Acquisitions of Clarivate’s outstanding 5.25% Series A mandatory convertible preferred shares are taken into account for purposes of these ownership thresholds, determined on an as-converted basis in accordance with applicable U.S. securities laws or on the basis of the value of such shares, as applicable. Existing shareholders who currently meet or exceed this 4.9% ownership threshold will be “grandfathered in” at their current ownership level but will trigger the Tax Benefits Preservation Plan if they acquire any additional stock from the date of this initial announcement. Clarivate’s Board of Directors has the discretion to exempt any person or group from the provisions of the Tax Benefits Preservation Plan.

If the Rights become exercisable, all holders of Rights, other than the person or group triggering the Rights, will be entitled to purchase for $42.00 (the “Purchase Price”) for each Right, a number of one-thousandths of a share of a new series of participating cumulative preferred shares or Clarivate’s ordinary shares having an aggregate market value of twice the Purchase Price. Rights held by the person or group triggering the Rights will become void and will not be exercisable.

Additional information about the Tax Benefits Preservation Plan is available in the Form 8-K filed by Clarivate with the U.S. Securities and Exchange Commission.

About Clarivate

Clarivate™ is a global leader in providing solutions to accelerate the pace of innovation. Our bold mission is to help customers solve some of the world's most complex problems by providing actionable information and insights that reduce the time from new ideas to life-changing inventions in the areas of Academia & Government, Life Sciences & Healthcare, Professional Services and Consumer Goods, Manufacturing & Technology. We help customers discover, protect and commercialize their inventions using our trusted subscription and technology-based solutions coupled with deep domain expertise. For more information, please visit clarivate.com.

Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: the availability of net operating loss carryforwards and certain other U.S. tax attributes to offset future U.S. tax liabilities; guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives and transition services expenses; our belief that we have sufficient liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, the impact of inflation, the impact of foreign currency fluctuations, the COVID-19 pandemic and governmental responses thereto, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or on our website at www.clarivate.com.

Investor Contact

Mark Donohue, IRC
Vice President, Investor Relations
investor.relations@clarivate.com

Media Contact
Tabita Andersson
Vice President, Communications
newsroom@clarivate.com